Exhibit 10.1

EXHIBIT VERSION

ESCROW AGREEMENT

ESCROW AGREEMENT (“Agreement”) dated                     , 2009 by and among VICTORY ACQUISITION CORP (“Parent”), VANTAGEPOINT CDP PARTNERS, L.P., as the representative (the “Representative”) of all Recipients, and CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as escrow agent (the “Escrow Agent”). Capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement.

Parent, VAC Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), TouchTunes Corporation, a Delaware corporation (“Company”), and the Representative are parties to an Agreement and Plan of Reorganization dated as of March 23, 2009 (the “Merger Agreement”), pursuant to which Merger Sub has merged with and into the Company, with the Company being the surviving entity of such merger and continuing as a wholly owned subsidiary of Parent. Pursuant to the Merger Agreement, Parent is to be indemnified in certain respects. The parties desire to establish an escrow fund as collateral security for the foregoing indemnification obligations under the Merger Agreement. The Representative has been designated pursuant to the Merger Agreement to represent all of the Recipients of the Merger Shares and each Permitted Transferee (as hereinafter defined) of the Recipients (the Recipients and all such Permitted Transferees are hereinafter referred to collectively as the “Owners”), and to act on their behalf for purposes of this Agreement.

The parties agree as follows:

1. (a) Promptly following the execution hereof, an aggregate of              Merger Shares issuable to the Recipients in accordance with the allocation set forth on Schedule 1(a) attached hereto are being delivered to the Escrow Agent to be held and distributed in accordance with this Agreement and Section 1.11 of the Merger Agreement. The Merger Shares represented by the stock certificates so delivered to the Escrow Agent are herein referred to in the aggregate as the “Escrow Fund.” The Escrow Agent shall maintain a separate account for each Recipient’s, and, subsequent to any transfer permitted pursuant to Paragraph 1(e) hereof, each Owner’s, portion of the Escrow Fund.

(b) The Escrow Agent hereby agrees to act as escrow agent and to hold, safeguard and disburse the Escrow Fund solely pursuant to the terms and conditions hereof. It shall treat the Escrow Fund as a trust fund in accordance with the terms of this Agreement and not as the property of Parent. The Escrow Agent’s duties hereunder shall terminate upon its distribution of the entire Escrow Fund in accordance with this Agreement.

(c) Except as herein provided, the Owners shall retain all of their rights as stockholders of Parent with respect to shares of Parent Common Stock constituting the Escrow Fund during the period the Escrow Fund is held by the Escrow Agent (the “Escrow Period”), including, without limitation, the right to vote their shares of Parent Common Stock included in the Escrow Fund.

(d) During the Escrow Period, all dividends payable in cash with respect to the shares of Parent Common Stock then contained in the Escrow Fund shall be paid to the Owners, but all dividends payable in stock or other non-cash property (“Non-Cash Dividends”) shall be delivered to the Escrow Agent to hold in accordance with the terms hereof. As used herein, the term “Escrow Fund” shall be deemed to include the Non-Cash Dividends distributed thereon, if any.

(e) During the Escrow Period, no sale, transfer or other disposition may be made of any or all of the shares of Parent Common Stock in the Escrow Fund except (i) to a “Permitted Transferee” (as hereinafter defined), (ii) by virtue of the laws of descent and distribution upon death of any Owner, or (iii) pursuant to a qualified domestic relations order; provided, however, that such permitted transfers may be implemented only upon the respective transferee’s written agreement to be bound by the terms and conditions of this Agreement. As used in this Agreement, the term “Permitted Transferee” shall include: (x) members of a Recipient’s “Immediate Family” (as hereinafter defined); (y) an entity in which (A) a Recipient and/or members of a Recipient’s Immediate Family beneficially own 100% of such entity’s voting and non-voting equity securities, or (B) a Recipient and/or a member of such Recipient’s Immediate Family is a general partner and in which such Recipient and/or members of such Recipient’s Immediate Family beneficially own 100% of all capital accounts of such entity; and (z) a revocable trust established by a Recipient during his lifetime for the benefit of such Recipient or for the exclusive benefit of all or any of such Recipient’s Immediate Family. As used in this Agreement, the term “Immediate Family” means, with respect to any Recipient, a spouse, Parent, lineal descendants, the spouse of any lineal descendant, and brothers and sisters (or a trust, all of whose current beneficiaries are members of an Immediate Family of the Recipient). In connection with and as a condition to each permitted transfer, the Permitted Transferee shall deliver to the Escrow Agent an assignment separate from certificate executed by the transferring Recipient or where applicable, an order of a court of competent jurisdiction, evidencing the transfer of shares to the Permitted Transferee, with respect to the shares transferred to the Permitted Transferee. Upon receipt of such documents, the Escrow Agent shall deliver to Parent’s transfer agent the original stock certificate out of which the assigned shares are to be transferred, together with the executed assignment separate from certificate executed by the transferring Recipient, or a copy of the applicable court order, and shall request that Parent issue new certificates representing (m) the number of shares, if any, that continue to be owned by the transferring Recipient, and (n) the number of shares owned by the Permitted Transferee as the result of such transfer. Parent, the transferring Recipient and the Permitted Transferee shall cooperate in all respects with the Escrow Agent in documenting each such transfer and in effectuating the result intended to be accomplished thereby. During the Escrow Period, no Owner shall pledge or grant a security interest in such Owner’s shares of Parent Common Stock included in the Escrow Fund or grant a security interest in such Owner’s rights under this Agreement.

2. (a) Parent, acting through the current member or members of Parent’s board of directors who has or have been appointed by Parent to take all necessary actions and make all decisions on behalf of Parent with respect to its rights to indemnification under Article VII of the Merger Agreement (the “Committee”), may make a claim for indemnification pursuant to the Merger Agreement (“Indemnification Claim”) against the Escrow Fund by giving notice (a “Notice”) to the Representative (with a copy to the Escrow Agent) specifying (i) the covenant, representation, warranty, agreement, undertaking or obligation contained in the Merger Agreement which it asserts has been breached or otherwise entitles Parent to indemnification, (ii) in reasonable detail, the nature and dollar amount of any Indemnification Claim and (iii) whether the Indemnification Claim results from a Third Party Claim against Parent or the Company. The Committee also shall deliver to the Escrow Agent (with a copy to the Representative), concurrently with its delivery to the Escrow Agent of the Notice, a certification as to the date on which the Notice was delivered to the Representative.

(b) If the Representative shall give a notice to the Committee (with a copy to the Escrow Agent) (a “Counter Notice”), within 30 days following the date of receipt (as specified in the Committee’s certification) by the Representative of a copy of the Notice, disputing whether the Indemnification Claim is indemnifiable under the Merger Agreement, the Committee and the Representative shall attempt to resolve such dispute by voluntary settlement as provided in paragraph 2(c) below. If no Counter Notice with respect to an Indemnification Claim is received by the Escrow Agent from the Representative within such 30-day period, the Indemnification Claim shall be deemed to be an Established Claim (as hereinafter defined) for purposes of this Agreement.

(c) If the Representative delivers a Counter Notice to the Escrow Agent, the Committee and the Representative shall, during the period of 60 days following the delivery of such Counter Notice or such greater period of time as the parties may agree to in writing (with a copy to the Escrow Agent), attempt to resolve the dispute with respect to which the Counter Notice was given. If the Committee and the Representative shall reach a settlement with respect to any such dispute, they shall jointly deliver written notice of such settlement to the Escrow Agent specifying the terms thereof. If the Committee and the Representative shall be unable to reach a settlement with respect to a dispute, such dispute shall be resolved by arbitration pursuant to paragraph 2(d) below.

(d) If the Committee and the Representative cannot resolve a dispute prior to expiration of the 60-day period referred to in paragraph 2(c) above (or such longer period as the parties may have agreed to in writing), then such dispute shall be submitted (and either party may submit such dispute) for arbitration before a single arbitrator in Wilmington, Delaware, in accordance with the commercial arbitration rules of the American Arbitration Association then in effect and the provisions of Section 10.8 of the Merger Agreement to the extent that such provisions do not conflict with the provisions of this paragraph. The Committee and the Representative shall attempt to agree upon an arbitrator; if they shall be unable to agree upon an arbitrator within 10 days after the dispute is submitted for arbitration, then either the Committee or the Representative, upon written notice to the other, may apply for appointment of such single arbitrator by the American Arbitration Association in accordance with its rules. Parent shall pay the fees and expenses of counsel for the parties and the fees and expenses of the arbitrator and of other expenses of the arbitration. The arbitrator shall render his decision within 90 days after his appointment. Such decision and award shall be in writing and shall be final and conclusive on the parties, and counterpart copies thereof shall be delivered to each of the parties. Judgment may be obtained on the decision of the arbitrator so rendered in any court having jurisdiction, and may be enforced in any such court. If the arbitrator shall fail to render his decision or award within such 90-day period, either the Committee or the Representative may apply to any Delaware state court sitting in New Castle County, Delaware, or any federal court sitting in such county then having jurisdiction, by action, proceeding or otherwise, as may be proper to determine the matter in dispute consistently with the provisions of this Agreement. The parties consent to the exclusive jurisdiction of the Delaware state courts sitting in New Castle County or any federal court having jurisdiction and sitting in such county for this purpose. The prevailing party (or either party, in the case of a decision or award rendered in part for each party) shall send a copy of the arbitration decision or of any judgment of the court to the Escrow Agent.

(e) As used in this Agreement, “Established Claim” means any (i) Indemnification Claim deemed established pursuant to the last sentence of paragraph 2(b) above, (ii) Indemnification Claim resolved in favor of Parent by settlement pursuant to paragraph 2(c) above, resulting in a dollar award to Parent, (iii) Indemnification Claim established by the decision of an arbitrator pursuant to paragraph 2(d) above, resulting in a dollar award to Parent, (iv) Third Party Claim that has been sustained by a final determination (after exhaustion of any appeals) of a court of competent jurisdiction, or (v) Third Party Claim that the Committee and the Representative have jointly notified the Escrow Agent has been settled in accordance with the provisions of the Merger Agreement; provided that, subject to the terms of the Merger Agreement, no Indemnification Claim shall become an Established Claim unless and until the aggregate amount of indemnification Losses, as set forth in Section 7.4(c) of the Merger Agreement, exceeds $500,000, in which event the amount payable shall only be the amount in excess of $500,000.

(f)(i) Promptly after an Indemnification Claim becomes an Established Claim, the Committee and the Representative shall jointly deliver a notice to the Escrow Agent (a “Joint Notice”) directing the Escrow Agent to pay to Parent, and the Escrow Agent promptly shall pay to Parent, an amount of Escrow Shares, subject to the provisions of Sections 2(f)(ii) and (iii), equal to the aggregate dollar amount of the Established Claim (or, if at such time there remains in the Escrow Fund less than the full amount so payable, the full amount remaining in the Escrow Fund).

(ii) Payment of an Established Claim shall be made from Escrow Shares having an aggregate “Fair Market Value” (as defined below) equal to the amount of the Established Claim, pro rata from the account maintained on behalf of each Owner. In no event, however, shall the Escrow Agent be required to calculate Fair Market Value or make a determination of the number of shares to be delivered to Parent in satisfaction of any Established Claim; rather, such calculation shall be included in and made part of the Joint Notice. The Escrow Agent shall transfer to Parent out of the Escrow Fund that number of shares of Parent Common Stock necessary to satisfy each Established Claim, as set out in the Joint Notice. Any dispute between the Committee and the Representative concerning the calculation of Fair Market Value or the number of shares necessary to satisfy any Established Claim, or any other dispute regarding a Joint Notice, shall be resolved between the Committee and the Representative in accordance with the procedures specified in paragraph 2(d) above, and shall not involve the Escrow Agent. Each transfer of shares in satisfaction of an Established Claim shall be made by the Escrow Agent delivering to Parent one or more stock certificates held in each Owner’s account evidencing not less than such Owner’s pro rata portion of the aggregate number of shares specified in the Joint Notice. Upon receipt of the stock certificates, Parent shall deliver to the Escrow Agent new certificates representing the number of shares owned by each Owner after such payment. The parties hereto (other than the Escrow Agent) agree that the foregoing right to make payments of Established Claims in shares of Parent Common Stock may be made notwithstanding any other agreements restricting or limiting the ability of any Owner to sell any shares of Parent Common Stock or otherwise. The Committee and the Representative shall be required to exercise utmost good faith in all matters relating to the preparation and delivery of each Joint Notice. As used in this Section 2, “Fair Market Value” of a share of Parent Common Stock means the average reported closing price for the Parent Common Stock for the ten trading days ending on the last trading day prior to the day the Established Claim is paid.

(iii) Notwithstanding anything herein to the contrary, at such time as an Indemnification Claim has become an Established Claim, each Recipient shall have the right to substitute for his, her or its Escrow Shares that otherwise would be paid in satisfaction of such claim (the “Claim Shares”), cash in an amount equal to the Fair Market Value of the Claim Shares (“Substituted Cash”). In such event (i) the Joint Notice shall include a statement describing the substitution of Substituted Cash for the Claim Shares, and (ii) substantially contemporaneously with the delivery of such Joint Notice, the Representative shall cause currently available funds to be delivered to the Escrow Agent in an amount equal to the Substituted Cash. Upon receipt of such Joint Notice and Substituted Cash, the Escrow Agent shall (y) in payment of the Established Claim described in the Joint Notice, deliver the Substituted Cash to Parent in lieu of the Claim Shares, and (z) cause the Claim Shares to be returned to the Representative on behalf of the applicable Recipients.

3. (a) On the first Business Day after the Escrow Release Date, the Committee and the Representative shall jointly deliver a notice to the Escrow Agent directing the Escrow Agent to release from the Escrow Fund all of the Escrow Shares then constituting same, unless at such time there are any Indemnity Claims with respect to which Indemnity Notices have been received but which have not been resolved pursuant to Section 2 hereof or in respect of which the Escrow Agent has not been notified of, and received a copy of, a final determination (after exhaustion of any appeals) by a court of competent jurisdiction, as the case may be (in either case, “Pending Claims”), and which, if resolved or finally determined in favor of Parent, would result in a payment to Parent, in which case the Escrow Agent shall retain, and the total amount of such distributions to such Owner shall be reduced by, the “Pending Claims Reserve” (as hereafter defined). Any portion of the Escrow Fund due to be released on the Escrow Release Date shall be delivered to each Recipient (subject to permitted transfers hereunder) in the same proportion as set forth on Schedule 1(a). The Escrow Agent shall distribute and deliver to each Recipient (or its permitted transferee) certificates representing the shares of Parent Common Stock (and any cash that may comprise a part of the Escrow Fund) to which such person is entitled. The Committee shall certify to the Escrow Agent the number of shares of Parent Common Stock to be retained therefor. Thereafter, if any Pending Claim becomes an Established Claim, the Committee and the Representative shall deliver to the Escrow Agent a Joint Notice directing the Escrow Agent to deliver to Parent the number of shares in the Pending Claims Reserve reserved with respect to such Pending Claims having a Fair Market Value equal to the amount of the Established Claims, determined pursuant to paragraph 3(b), and to deliver to each Owner the remaining shares in the Pending Claims Reserve allocated to such Pending Claim, all as specified in a Joint Notice. If any Pending Claim is resolved against Parent, the Committee and the Representative shall deliver to the Escrow Agent a Joint Notice directing the Escrow Agent to pay to each Owner its pro rata portion of the number of shares allocated to such Pending Claim in the Pending Claims Reserve.

(b) As used in this Section 3, the “Pending Claims Reserve” shall mean, at the time the Pending Claims Reserve is established, that number of shares of Parent Common Stock in the Escrow Fund having a Fair Market Value equal to the sum of the aggregate dollar amounts claimed to be due with respect to all Pending Claims (as shown in the Notices of such Claims) and “Fair Market Value” means the average reported closing price for the Parent Common Stock for the ten trading days ending on the last trading day prior to the Escrow Release Date.

(c) Notwithstanding anything to the contrary contained in this Agreement, no portion of the Escrow Fund shall be delivered to any Recipient (or its permitted transferee) until such time as same has delivered a properly executed Letter of Transmittal as provided by Section 1.6 of the Merger Agreement. In the event a distribution of a portion of the Escrow Fund is to be made to a Recipient who has not executed and delivered such Letter of Transmittal, the portion of the Escrow Fund to which the Recipient is otherwise entitled shall be delivered in trust to Parent, which shall hold such portion of the Escrow Fund pending delivery of such Letter of Transmittal or expiration of any period resulting in escheatment or forfeiture of same.

4. The Escrow Agent, the Committee and the Representative shall cooperate in all respects with one another in the calculation of any amounts determined to be payable to Parent and the Owners in accordance with this Agreement and in implementing the procedures necessary to effect such payments.

5. (a) The Escrow Agent undertakes to perform only such duties as are expressly set forth herein. It is understood that the Escrow Agent is not a trustee or fiduciary and is acting hereunder merely in a ministerial capacity.

(b) The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and in the exercise of its own best judgment, and may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons. The Escrow Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement unless evidenced by a writing delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall have given its prior written consent thereto.

(c) The Escrow Agent’s sole responsibility upon receipt of any notice requiring any payment to Parent pursuant to the terms of this Agreement or, if such notice is disputed by the Committee or the Representative, the settlement with respect to any such dispute, whether by virtue of joint resolution, arbitration or determination of a court of competent jurisdiction, is to pay to Parent the amount specified in such notice, if any, and the Escrow Agent shall have no duty to determine the validity, authenticity or enforceability of any specification or certification made in such notice.

(d) The Escrow Agent shall not be liable for any action taken by it in good faith and believed by it to be authorized or within the rights or powers conferred upon it by this Agreement, and may consult with counsel of its own choice and shall have full and complete authorization and indemnification under Section 5(f), below, for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

(e) The Escrow Agent may resign at any time and be discharged from its duties as escrow agent hereunder by its giving the other parties hereto written notice and such resignation shall become effective as hereinafter provided. Such resignation shall become effective at such time that the Escrow Agent shall turn over the Escrow Fund to a successor escrow agent appointed jointly by the Committee and the Representative. If no new escrow agent is so appointed within the 60 day period following the giving of such notice of resignation, the Escrow Agent may deposit the Escrow Fund with any court it reasonably deems appropriate.

(f) Indemnification of Escrow Agent.

(i) From and at all times after the date of this Agreement, Parent shall, to the fullest extent permitted by law and to the extent provided herein, indemnify and hold harmless the Escrow Agent and each director, officer, employee, attorney, agent and affiliate of the Escrow Agent (collectively, the “Indemnified Parties”) against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable fees, costs and expenses of one outside counsel (but not internal counsel)) (collectively, “Losses”) actually incurred by any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action or proceeding (including any inquiry or investigation) by any person, including, without limitation, Parent or the Recipients, asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Agreement or any transactions contemplated herein, whether or not any such Indemnified Party is a party to any such action, proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for any Losses finally determined by a court of competent jurisdiction, subject to no further appeal, to the extent attributable to the gross negligence or willful misconduct of such Indemnified Party.

(ii) If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify the Representative, the Parent and the Committee in writing, and Parent shall assume the defense thereof, including the employment of counsel and the payment of all reasonable expenses. Such Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Indemnified Party in its sole discretion) in any such action and to participate in the defense thereof, and the reasonable fees and expenses of such counsel shall be paid by such Indemnified Party, except that Parent shall be required to pay such reasonable fees and expenses if (i) Parent agrees to pay such reasonable fees and expenses, (ii) Parent shall fail to assume the defense of such action or proceeding or shall fail, in the reasonable discretion of such Indemnified Party, to employ counsel satisfactory to the Indemnified Party in any such action or proceeding, (iii) Parent or the Recipients are the plaintiff in any such action or proceeding or (iv) the named or potential parties to any such action or proceeding (including any potentially impleaded parties) include both the Indemnified Party and Parent and/or the Recipients, and the Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to Parent or the Recipients. Parent shall pay the reasonable fees and expenses of counsel pursuant to the preceding sentence. All such reasonable fees and expenses payable by Parent pursuant to the foregoing sentence shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim. The Losses of the Indemnified Parties shall be payable by Parent. The obligations of Parent under this Section 5(f) shall survive any termination of this Agreement and the resignation or removal of the Escrow Agent and shall be independent of any obligation of the Escrow Agent.

(iii) The parties agree that the payment by Parent of any claim by the Escrow Agent for indemnification hereunder shall not impair, limit, modify, or affect, as between Parent and the Recipients, the respective rights and obligations of Parent, on the one hand, and the Recipients, on the other hand, under the Merger Agreement.

(g) The Escrow Agent shall be entitled to compensation from Parent for all services rendered by it hereunder as set forth on Schedule 5(g) hereto. The Escrow Agent shall also be entitled to reimbursement from Parent for all reasonable expenses paid or incurred by it in the administration of its duties hereunder including, but not limited to, all reasonable counsel, advisors’ and agents’ fees and disbursements and all taxes or other governmental charges.

(h) From time to time on and after the date hereof, the Committee and the Representative shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do or cause to be done such further acts as the Escrow Agent shall reasonably request to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

6. This Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent shall not be bound by the provisions of any agreement among the parties hereto except this Agreement and shall have no duty to inquire into the terms and conditions of any agreement made or entered into in connection with this Agreement, including, without limitation, the Merger Agreement.

7. This Agreement shall inure to the benefit of and be binding upon the parties and their respective heirs, successors, assigns and legal representatives, shall be governed by and construed in accordance with the law of Delaware applicable to contracts made and to be performed therein except that issues relating to the rights and obligations of the Escrow Agent shall be governed by and construed in accordance with the law of New York applicable to contracts made and to be performed therein. This Agreement cannot be changed or terminated except by a writing signed by the Parent (as such change or termination has been approved by the Committee), the Representative and the Escrow Agent.

8. The Parent and the Representative each hereby consents to the exclusive jurisdiction of the federal and state courts sitting in New Castle County, Delaware, with respect to any claim or controversy arising out of this Agreement. Service of process in any action or proceeding brought against the Committee or the Representative in respect of any such claim or controversy may be made upon it by registered mail, postage prepaid, return receipt requested, at the address specified in Section 9, with copies delivered by nationally recognized overnight carrier to Graubard Miller, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174-1901, Attention: David Alan Miller, Esq., and to Covington & Burling LLP, The New York Times Building, 620 Eighth Avenue, New York, New York 10018, Attention: Ellen B. Corenswet, Esq.

9. All notices and other communications under this Agreement shall be in writing and shall be deemed given if given by hand or delivered by nationally recognized overnight carrier, or if given by telecopier and confirmed by mail (registered or certified mail, postage prepaid, return receipt requested), to the respective parties as follows:

A.	If to the Committee, to it at:

[address]

Attention:

Telecopier No.:

with a copy to:

Graubard Miller

The Chrysler Building

405 Lexington Avenue

New York, New York 10174-1901

Attention: David Alan Miller, Esq.

Telecopier No.: 212-818-8881

B.	If to the Representative, to him at:

[address]

with a copy to:

Covington & Burling LLP

The New York Times Building

620 Eighth Avenue

New York, New York 10018

Attention: Ellen B. Corenswet, Esq.

Telecopier No.: 212-841-1010

C.	If to the Escrow Agent, to it at:

Continental Stock Transfer & Trust Company

17 Battery Place

New York, New York 10004

Attention: Mark Zimkind

Telecopier No.: 212-509-5150

or to such other person or address as any of the parties hereto shall specify by notice in writing to all the other parties hereto.

10. (a) If this Agreement requires a party to deliver any notice or other document, and such party refuses to do so, the matter shall be submitted to arbitration pursuant to paragraph 2(d) of this Agreement.

(b) All notices delivered to the Escrow Agent shall refer to the provision of this Agreement under which such notice is being delivered and, if applicable, shall clearly specify the aggregate dollar amount due and payable to Parent.

(c) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute a single agreement.

[Signatures are on following page]

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement on the date first above written.

VICTORY ACQUISITION CORP.

By:
Name:
Title:

THE REPRESENTATIVE:

VANTAGEPOINT CDP PARTNERS, L.P.

By:
Name:
Title:

ESCROW AGENT:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By:
Name:
Title:

EBITDA SHARES ESCROW AGREEMENT

ESCROW AGREEMENT (“Agreement”) dated                     , 2009 by and among VICTORY ACQUISITION CORP (“Parent”), VANTAGE CDP PARTNERS, L.P., as the representative (the “Representative”) of all Recipients and Option Holders, and CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as escrow agent (the “Escrow Agent”). Capitalized terms used herein that are not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement.

Parent, VAC Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Parent (“Merger Sub”), TouchTunes Corporation, a Delaware corporation (“Company”), and the Representative are parties to an Agreement and Plan of Reorganization dated as of March 23, 2009 (the “Merger Agreement”), pursuant to which Merger Sub has merged with and into the Company, with the Company being the surviving entity of such merger and continuing as a wholly owned subsidiary of Parent. Pursuant to Section 1.16 of the Merger Agreement, the Recipients and Option Holders shall be entitled to receive certain additional shares of Parent Common Stock (the “EBITDA Shares”) upon the occurrence of the EBITDA Satisfaction Event (as defined in Section 1.16(d) of the Merger Agreement. The parties desire to establish an escrow fund for the satisfaction of the foregoing obligation under the Merger Agreement. The Representative has been designated pursuant to the Merger Agreement to represent all of the Recipients and Option Holders and to act on their behalf for purposes of this Agreement.

The parties agree as follows:

1.(a) Concurrently with the execution hereof,             shares of Parent Common Stock that may become issuable to the Recipients and the Option Holders as a group in accordance with the Merger Agreement are being delivered to the Escrow Agent as the EBITDA Shares to be held and distributed in accordance with this Agreement and Section 1.16 of the Merger Agreement.

(b) The Escrow Agent hereby agrees to act as escrow agent and to hold, safeguard and disburse the EBITDA Shares solely pursuant to the terms and conditions hereof. The Escrow Agent’s duties hereunder shall terminate upon its distribution of the EBITDA Shares in accordance with this Agreement.

(c) The EBITDA Shares shall not be deemed outstanding (and no dividends shall be payable with respect thereto) and no Recipient shall have any rights (including any ownership or voting rights) therein until such time, if ever, that the EBITDA Shares are released to the Recipients and Option Holders as provided herein and in accordance with Section 1.16 of the Merger Agreement. The EBITDA Shares shall be adjusted by Parent as follows:

(i) if Parent shall change shares of its capital stock into the same or a different number of securities of any other class or classes (by way of merger, consolidation, reorganization, or any other transaction), the EBIDTDA Shares shall be converted into such kind and number of securities as they would have been changed into had they been deemed outstanding at the time of such change;

(ii) if Parent shall split, subdivide or combine any of its capital stock into a different number of securities, then the number of EBITDA Shares shall be proportionately adjusted; and

(iii) if the holders of the type of securities comprising the EBITDA Shares shall have received, or, on or after the record date fixed for the determination of eligible holders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities of Parent by way of a dividend or distribution, then and in each case, the EBITDA Shares shall represent the right to receive from Parent at the time they are released from the escrow hereunder, in addition to the EBITDA Shares themselves, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities of Parent that would have been payable in respect of the EBIDTA Shares had they been deemed outstanding at the time of such dividend or distribution (and such dividend or distribution shall be deemed part of the EBITDA Shares for purposes of this Section 1(c)).

2. On the earlier of (a) the fifth anniversary of the date hereof and (b) the third Business Day after it has been determined with finality under Section 1.16(c) of the Merger Agreement that the EBITDA Satisfaction Event has occurred, the Committee and the Representative shall deliver a joint notice (the “EBITDA Shares Notice”) to the Escrow Agent specifying whether the EBITDA Satisfaction Event has or has not occurred, and (a) if the EBITDA Satisfaction Event has occurred, instructing the Escrow Agent to immediately release all EBITDA Shares to the Recipients and Option Holders “) in the same proportion as their proportionate share of the total Company Common Stock and Company Preferred Stock immediately prior to the Effective Time (on a converted-to-Company Common Stock basis and ignoring for such purpose any preference payable in respect of any Preferred Stock, and, in the case of Option Holders, the proportionate share is based on the shares of Company Common Stock covered by the Prior Options held by the Option Holder immediately prior to the Effective Time) and (b) if the EBITDA Satisfaction Event has not occurred, instructing the Escrow Agent to immediately release all EBITDA Shares to Parent, which shall then be immediately cancelled by Parent.

3. Notwithstanding anything to the contrary contained in this Agreement, no portion of the EBITDA Shares shall be delivered to any Recipient until such time as same has delivered a properly executed Letter of Transmittal as provided by Section 1.6 of the Merger Agreement. In the event a distribution of a portion of the EBITDA Shares is to made to a Recipient who has not executed and delivered such Letter of Transmittal, the portion of the EBITDA Shares to which the Recipient is otherwise entitled shall be delivered in trust to Parent, which shall hold such portion of the EBITDA Shares pending delivery of such Letter of Transmittal or expiration of any period resulting in escheatment or forfeiture of same. EBITDA Shares shall be released to Option Holders whether or not the associated Substitute Options remain outstanding at such time, provided, however, that EBITDA Shares released to Option Holders shall be subject to the same vesting requirements as the associated Substitute Options and, if before the release of the EBITDA Shares, an Option Holder has forfeited all or a portion of a Substituted Option, the Option Holder shall forfeit the EBITDA Shares to the same extent.

4. Parent and the Representative shall cooperate in all respects with one another in the calculation of any amounts determined to be payable or issuable in accordance with this Agreement and in implementing the procedures necessary to effect such payments. For all purposes under this Agreement, Parent shall act through the Committee (as defined in the Escrow Agreement being executed by Parent, the Representative and the Escrow Agent concurrently herewith pursuant to Section 1.11 of the Merger Agreement (the “General Escrow Agreement”).

5.(a) The Escrow Agent undertakes to perform only such duties as are expressly set forth herein. It is understood that the Escrow Agent is not a trustee or fiduciary and is acting hereunder merely in a ministerial capacity.

(b) The Escrow Agent shall not be liable for any action taken or omitted by it in good faith and in the exercise of its own best judgment, and may rely conclusively and shall be protected in acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained) which is believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons. The Escrow Agent shall not be bound by any notice or demand, or any waiver, modification, termination or rescission of this Agreement unless evidenced by a writing delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall have given its prior written consent thereto.

(c) The Escrow Agent’s sole responsibility upon receipt of any notice requiring any issuance of EBITDA Shares under the terms of this Agreement or the settlement with respect to any dispute, whether by virtue of joint resolution, arbitration or determination of a court of competent jurisdiction, is to issue the number of EBITD Shares specified in such notice to the party indicated, and the Escrow Agent shall have no duty to determine the validity, authenticity or enforceability of any specification or certification made in such notice.

(d) The Escrow Agent shall not be liable for any action taken by it in good faith and believed by it to be authorized or within the rights or powers conferred upon it by this Agreement, and may consult with counsel of its own choice and shall have full and complete authorization and indemnification under Section 5(f), below, for any action taken or suffered by it hereunder in good faith and in accordance with the opinion of such counsel.

(e) The Escrow Agent may resign at any time and be discharged from its duties as escrow agent hereunder by its giving the other parties hereto written notice and such resignation shall become effective as hereinafter provided. Such resignation shall become effective at such time that the Escrow Agent shall turn over the EBITDA Shares to a successor escrow agent appointed jointly by the Committee and the Representative. If no new escrow agent is so appointed within the 60 day period following the giving of such notice of resignation, the Escrow Agent may deposit the EBITDA Shares with any court it reasonably deems appropriate.

(f) Indemnification of Escrow Agent.

(i) From and at all times after the date of this Agreement, Parent shall, to the fullest extent permitted by law and to the extent provided herein, indemnify and hold harmless the Escrow Agent and each director, officer, employee, attorney, agent and affiliate of the Escrow Agent (collectively, the “Indemnified Parties”) against any and all actions, claims (whether or not valid), losses, damages, liabilities, costs and expenses of any kind or nature whatsoever (including without limitation reasonable fees, costs and expenses of one outside counsel (but not internal counsel)) (collectively, “Losses”) actually incurred by any of the Indemnified Parties from and after the date hereof, whether direct, indirect or consequential, as a result of or arising from or in any way relating to any claim, demand, suit, action or proceeding (including any inquiry or investigation) by any person, including, without limitation, Parent or the Recipients or Option Holders asserting a claim for any legal or equitable remedy against any person under any statute or regulation, including, but not limited to, any federal or state securities laws, or under any common law or equitable cause or otherwise, arising from or in connection with the negotiation, preparation, execution, performance or failure of performance of this Agreement or any transactions contemplated herein, whether or not any such Indemnified Party is a party to any such action, proceeding, suit or the target of any such inquiry or investigation; provided, however, that no Indemnified Party shall have the right to be indemnified hereunder for any Losses finally determined by a court of competent jurisdiction, subject to no further appeal, to the extent attributable to the gross negligence or willful misconduct of such Indemnified Party.

(ii) If any such action or claim shall be brought or asserted against any Indemnified Party, such Indemnified Party shall promptly notify the Representative and the Committee in writing, and Parent shall assume the defense thereof, including the employment of counsel and the payment of all reasonable expenses. Such Indemnified Party shall, in its sole discretion, have the right to employ separate counsel (who may be selected by such Indemnified Party in its sole discretion) in any such action and to participate in the defense thereof, and the reasonable fees and expenses of such counsel shall be paid by such Indemnified Party, except that Parent shall be required to pay such reasonable fees and expenses if (i) Parent agrees to pay such reasonable fees and expenses, (ii) Parent shall fail to assume the defense of such action or proceeding or shall fail, in the reasonable discretion of such Indemnified Party, to employ counsel satisfactory to the Indemnified Party in any such action or proceeding, (iii) Parent or the Recipients or Option Holders are the plaintiff in any such action or proceeding or (iv) the named or potential parties to any such action or proceeding (including any potentially impleaded parties) include both the Indemnified Party and Parent and/or the Recipients or Option Holders, and the Indemnified Party shall have been advised by counsel that there may be one or more legal defenses available to it which are different from or additional to those available to Parent or the Recipients or Option Holders. Parent shall pay the reasonable fees and expenses of counsel pursuant to the preceding sentence. All such reasonable fees and expenses payable by Parent pursuant to the foregoing sentence shall be paid from time to time as incurred, both in advance of and after the final disposition of such action or claim. The Losses of the Indemnified Parties shall be payable by

Parent. The obligations of Parent under this Section 5(f) shall survive any termination of this Agreement and the resignation or removal of the Escrow Agent and shall be independent of any obligation of the Escrow Agent.

(iii) The parties agree that the payment by Parent of any claim by the Escrow Agent for indemnification hereunder shall not impair, limit, modify, or affect, as between Parent, on the one hand, and the Recipients and/or Option Holders, on the other hand, the respective rights and obligations of Parent, on the one hand, and the Recipients and/or or Option Holders, on the other hand, under the Merger Agreement.

(g) The Escrow Agent shall be entitled to compensation from Parent for all services rendered by it hereunder as set forth on Schedule 5(g) hereto. The Escrow Agent shall also be entitled to reimbursement from Parent for all reasonable expenses paid or incurred by it in the administration of its duties hereunder including, but not limited to, all reasonable counsel, advisors’ and agents’ fees and disbursements and all taxes or other governmental charges.

(h) From time to time on and after the date hereof, the Committee and the Representative shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do or cause to be done such further acts as the Escrow Agent shall reasonably request to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

6. This Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent shall not be bound by the provisions of any agreement among the parties hereto except this Agreement and shall have no duty to inquire into the terms and conditions of any agreement made or entered into in connection with this Agreement, including, without limitation, the Merger Agreement.

7. This Agreement shall inure to the benefit of and be binding upon the parties and their respective heirs, successors, assigns and legal representatives, shall be governed by and construed in accordance with the law of Delaware applicable to contracts made and to be performed therein except that issues relating to the rights and obligations of the Escrow Agent shall be governed by and construed in accordance with the law of New York applicable to contracts made and to be performed therein. This Agreement cannot be changed or terminated except by a writing signed by the Parent (as such change or termination has been approved by the Committee), the Representative and the Escrow Agent.

8. The Parent and the Representative each hereby consents to the exclusive jurisdiction of the federal and state courts sitting in New Castle County, Delaware, with respect to any claim or controversy arising out of this Agreement. Service of process in any action or proceeding brought against the Committee or the Representative in respect of any such claim or controversy may be made upon it by registered mail, postage prepaid, return receipt requested, at the address specified in Section 9, with copies delivered by nationally recognized overnight carrier to Graubard Miller, The Chrysler Building, 405 Lexington Avenue, New York, New York 10174-1901, Attention: David Alan Miller, Esq., and to Covington & Burling LLP, The New York Times Building, 620 Eighth Avenue, New York, New York 10018, Attention: Ellen B. Corenswet, Esq.

9. All notices and other communications under this Agreement shall be in writing and shall be deemed given if given by hand or delivered by nationally recognized overnight carrier, or if given by telecopier and confirmed by mail (registered or certified mail, postage prepaid, return receipt requested), to the respective parties as follows:

A.	If to the Committee, to it at:

[address]

Attention:

Telecopier No.:

with a copy to:

Graubard Miller

The Chrysler Building

405 Lexington Avenue

New York, New York 10174-1901

Attention: David Alan Miller, Esq.

Telecopier No.: 212-818-8881

B.	If to the Representative, to him at:

[address]

with a copy to:

Covington & Burling LLP

The New York Times Building

620 Eighth Avenue

New York, New York 10018

Attention: Ellen B. Corenswet, Esq.

Telecopier No.: 212-841-1010

C.	If to the Escrow Agent, to it at:

Continental Stock Transfer & Trust Company

17 Battery Place

New York, New York 10004

Attention: Mark Zimkind

Telecopier No.: 212-509-5150

or to such other person or address as any of the parties hereto shall specify by notice in writing to all the other parties hereto.

10.(a) If this Agreement requires a party to deliver any notice or other document, and such party refuses to do so, the matter shall be submitted to arbitration pursuant to paragraph 2(d) of the General Escrow Agreement.

(b) All notices delivered to the Escrow Agent shall refer to the provision of this Agreement under which such notice is being delivered and, if applicable, shall clearly specify the aggregate dollar amount due and payable to Parent.

(c) This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute a single agreement.

[Signatures are on following page]

IN WITNESS WHEREOF, each of the parties hereto has duly executed this Agreement on the date first above written.

VICTORY ACQUISITION CORP.

By:
Name:
Title:

THE REPRESENTATIVE:

VANTAGE CDP PARTNERS, L.P.

By:
Name:
Title:

ESCROW AGENT:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY

By:
Name:
Title: